Summary of Significant Accounting Policies (Details 2) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Discontinued Operations
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	$ 510,030	$ 216,629	$ 312,867
Sale of Consolidated Properties
Discontinued Operations
Gain upon acquisition of controlling interests, sale or disposal of assets and interests in unconsolidated entities, and impairment charge on investment in unconsolidated entities, net	$ 21,100	$ (42,400)	$ 5,700
Net gain (loss) upon acquisition of controlling interests, and on sale or disposal of assets and interests in unconsolidated entities, per diluted share (in dollars per share)	$ 0.06	$ 0.12
Number of consolidated properties sold			4